    As filed with the Securities and Exchange Commission on February 28, 1997

                                                               File Nos. 2-90518
                                                                        811-4006

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 23

                                       AND
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                AMENDMENT NO. 24

                                LANDMARK FUNDS I+
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

       PHILIP W. COOLIDGE, 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

         ROGER P. JOSEPH, BINGHAM, DANA & GOULD LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


         It is proposed that this filing will become effective on April 29, 1997 pursuant to paragraph (a) of Rule 485.


         The Premium Portfolios has also executed this Registration Statement.


         Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value) under the Securities Act of 1933 and filed a Rule 24f-2 Notice on February 21, 1997 for Registrant's fiscal year ended December 31, 1996.

                             CALCULATION OF REGISTRATION FEE - LANDMARK BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
  TITLE OF SECURITIES BEING        AMOUNT OF SHARES BEING       OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION
          REGISTERED             REGISTERED UNDER RULE 24E-2          SHARE*                 PRICE**              FEE
-----------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest
without par value............           2,466,891.772                 $16.90                                       $0
-----------------------------------------------------------------------------------------------------------------------------

  *Pursuant to Rule 457(c), this was the maximum offering price per share of the Registrant's shares at the close of business on February 27, 1997.

 **Computed under 17 CFR 270.24e; 2,466,891.772 shares were redeemed or repurchased during the fiscal year ended December 31, 1996, none of which were used for reductions in previous filings during the current year under Rule 24f-2 and 2,466,891.772 of which are being used for reduction in this Post-Effective Amendment No. 23.


--------------------------------------------------------------------------------
 + This filing relates only to shares of Landmark Balanced Fund.

                                LANDMARK FUNDS I
                            (LANDMARK BALANCED FUND)

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET

N-1A
ITEM NO.        N-1A ITEM                                                    LOCATION
--------        ---------                                                    --------
PART A                                                                       PROSPECTUS
------                                                                       ----------

Item 1.         Cover Page.............................................      Cover Page
Item 2.         Synopsis...............................................      Expense Summary
Item 3.         Condensed Financial Information........................      Condensed Financial Information
Item 4.         General Description of Registrant......................      Investment Information; General
                                                                             Information; Appendix
Item 5.         Management of the Fund.................................      Management; Expenses
Item 5A.        Management's Discussion of Fund Performance............      Not Applicable
Item 6.         Capital Stock and Other Securities.....................      General Information; Classes of Shares;
                                                                             Voting and Other Rights; Purchases;
                                                                             Exchanges; Redemptions; Dividends and
                                                                             Distributions; Tax Matters
Item 7.        Purchase of Securities Being Offered...................       Purchases; Exchanges; Redemptions
Item 8.        Redemption or Repurchase...............................       Purchases; Exchanges; Redemptions
Item 9.        Pending Legal Proceedings..............................       Not Applicable

                                                                             STATEMENT OF
                                                                             ADDITIONAL
PART B                                                                       INFORMATION
------                                                                       -----------

Item 10.       Cover Page.............................................       Cover Page
Item 11.       Table of Contents......................................       Cover Page
Item 12.       General Information and History........................       The Funds
Item 13.       Investment Objectives and Policies.....................       Investment Objectives, Policies and
                                                                             Restrictions
Item 14.       Management of the Fund.................................       Management
Item 15.       Control Persons and Principal Holders of Securities....       Management
Item 16.       Investment Advisory and Other Services.................       Management
Item 17.       Brokerage Allocation and Other Practices...............       Portfolio Transactions
Item 18.       Capital Stock and Other Securities.....................       Description of Shares, Voting Rights and
                                                                             Liabilities
Item 19.       Purchase, Redemption and Pricing of Securities
               Being Offered..........................................       Description of Shares, Voting Rights and
                                                                             Liabilities; Determination of Net Asset
                                                                             Value; Valuation of Securities;
                                                                             Additional Purchase and Redemption
                                                                             Information
Item 20.       Tax Status.............................................       Certain Additional Tax Matters
Item 21.       Underwriters...........................................       Management
Item 22.       Calculation of Performance Data........................       Performance Information
Item 23.       Financial Statements...................................       Independent Accountants and Financial
                                                                             Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
-------------------------------------------------------------------------------
                                   MAY 1, 1997


                             LANDMARK BALANCED FUND
                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND
                  (Members of the Landmark(SM) Family of Funds)
                              Class A and B Shares

    This Prospectus describes three mutual funds in the Landmark Family of
Funds: Landmark Balanced Fund, Landmark Equity Fund, and Landmark Small Cap Equity Fund. Each Fund has its own investment objectives and policies. Citibank, N.A. is the investment adviser.
------------------------------------------------------------------------------
    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUNDS SEEK THEIR INVESTMENT OBJECTIVES BY INVESTING ALL OF THEIR INVESTABLE ASSETS IN DIFFERENT SERIES OF THE PREMIUM PORTFOLIOS. EACH PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVES AND POLICIES AS ITS CORRESPONDING FUND. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 11.
------------------------------------------------------------------------------

REMEMBER THAT SHARES OF THE FUNDS:
o ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the investor's Shareholder Servicing Agent (see inside back cover for address and phone number).


-------------------------------------------------------------------------------
  TABLE OF CONTENTS

 2  Prospectus Summary
-------------------------------------------
 4  Expense Summary
-------------------------------------------
 6  Condensed Financial Information
-------------------------------------------
 9  Investment Information
-------------------------------------------
10  Risk Considerations
-------------------------------------------
13  Valuation of Shares
    Classes of Shares
-------------------------------------------
14  Purchases
-------------------------------------------
18  Exchanges
    Redemptions
-------------------------------------------
19  Dividends and Distributions
    Management
-------------------------------------------
23  Tax Matters
    Performance Information
-------------------------------------------
24   General Information
-------------------------------------------
25   Appendix -- Permitted Investments
                 and Investment Practices
-------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

-------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
-------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes three mutual funds: Landmark Balanced Fund, Landmark Equity Fund, and Landmark Small Cap Equity Fund. Each Fund has its own investment objectives and policies. There can be no assurance that any Fund will achieve its objectives.

INVESTMENT OBJECTIVES AND POLICIES:
LANDMARK BALANCED FUND. The Fund's objectives are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. Through Balanced Portfolio, the Fund invests in a broadly diversified portfolio of income-producing securities, including common and preferred stocks and bonds. In selecting common stocks for Balanced Portfolio, the Adviser emphasizes securities issued by established companies with medium to large capitalizations, i.e., $750 million or more, and seasoned management teams ("Established Companies").

LANDMARK EQUITY FUND. The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on Established Companies.

LANDMARK SMALL CAP EQUITY FUND. The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through Small Cap Equity Portfolio, the Fund invests primarily in stocks of U.S. issuers that have small market capitalizations (i.e., $750 million or less). In this Prospectus these companies are called "small cap companies." In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $83 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Funds on any Business Day. See "Purchases" and "Redemptions."

PRICING: Investors may select Class A or Class B shares, with different expense levels and sales charges (if available through the investors' Shareholder Servicing Agents). See "Classes of Shares," "Purchases" and "Management -- Distribution Arrangements."

CLASS A SHARES. Offered at net asset value plus any applicable initial sales charge (maximum of 4.75% of the public offering price) and subject to a distribution fee at the annual rate of 0.05% of the average daily net assets represented by the Class A shares. Purchases of $1 million or more are not subject to an initial sales charge, but are subject to a 1.00% contingent deferred sales charge in the event of certain redemptions within 12 months following purchase.

    The sales charge on Class A shares may be reduced or eliminated through the following programs:

    Letter of Intent
    Right of Accumulation
    Reinstatement Privilege
See "Purchases" and "Redemptions."

CLASS B SHARES. Offered at net asset value (a maximum contingent deferred sales charge of 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price is imposed on certain redemptions made within six years of the date of purchase) and subject to a distribution fee at the annual rate of 0.75% of the average daily net assets represented by the Class B shares and a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Class B shares automatically convert into Class A shares (which have a lower distribution fee) approximately eight years after purchase.

EXCHANGES: Shares may be exchanged for shares of the corresponding class of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Dividends are declared and paid quarterly for the Balanced Fund. Dividends, if any, are declared and paid semi-annually for the Equity Fund and the Small Cap Equity Fund (together, the "Equity Funds"). Net capital gains are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares of the same class at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."

WHO SHOULD INVEST: Each Fund has its own suitability considerations and risk factors, as summarized below and described in more detail in "Investment Information" and "Risk Considerations." No single Fund is intended to provide a complete investment program.

BALANCED FUND. Investing in a broadly diversified portfolio of income-producing securities, the Fund is designed for investors seeking high current income with preservation of capital, and growth potential with reduced risk.

EQUITY FUNDS. Investing primarily in common stock of U.S. issuers, the Equity Funds are designed for investors seeking long-term capital growth and for whom current income is not a primary consideration. The Equity Funds are designed for long-term investors who are willing to accept the risks of potential loss associated with opportunities for above-average growth, who can tolerate substantial changes in the value of their investment and who do not require current income from their investment.

RISK FACTORS: There can be no assurance that any Fund will achieve its investment objectives, and each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

    Investors in the Funds, particularly the Small Cap Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of an equity fund investing primarily in securities of larger more established companies.

    Each Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Funds' non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers. Each Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

    Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

-------------------------------------------------------------------------------
EXPENSE SUMMARY
-------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses for Class A and B shares of each Fund. Each Fund invests all of its investable assets in its corresponding Portfolio. The Trustees of the Funds believe that the aggregate per share expenses of the Funds and their corresponding Portfolios will be less than or approximately equal to the expenses that the Funds would incur if their assets were invested directly in the types of securities held by their corresponding Portfolios. For more information on costs and expenses, see "Management" -- page 19 and "General Information -- Expenses" -- page 24.*

                                                            ------------------------------------------------------------------------
                                                                                                                   SMALL CAP
                                                                  BALANCED FUND           EQUITY FUND             EQUITY FUND
                                                              CLASS A     CLASS B     CLASS A     CLASS B     CLASS A      CLASS B
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price) ...................      4.75%       None        4.75%       None        4.75%         None
Maximum Contingent Deferred Sales Charge (as a percentage
  of original purchase price or redemption proceeds,            See                     See                     See
  whichever is less) ....................................    Below(1)      5.00%     Below(1)      5.00%     Below(1)       5.00%
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS (AS A
PERCENTAGE OF AVERAGE NET ASSETS):
Investment Management Fee ...............................       .40%        .40%        .50%        .50%        .65%(2)      .65%(2)
12b-1 Fees (including service fees for Class B
  shares)(2)(3) .........................................       .05%        .80%        .05%        .80%        .05%         .80%
Other Expenses
  Administrative Services Fees(2) .......................       .25%        .25%        .15%        .15%        .15%         .15%
  Shareholder Servicing Agent Fees ......................       .25%        .25%        .25%        .25%        .25%         .25%
  Other Operating Expenses(4) ...........................       .07%        .07%        .10%        .10%        .25%(2)      .25%(2)
Total Fund Operating Expenses(2) ........................      1.02%       1.77%       1.05%       1.80%       1.35%        2.10%

  * This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Because Class B shares were not offered during the most recent fiscal year of the Funds, certain figures in the table are based on estimated amounts for the current fiscal year. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers.

(1) Purchases of $1 million or more are not subject to an intial sales charge; however, a contingent deferred sales charge of
    1.00% will be imposed in the event of certain redemptions within 12 months following purchase. See "Classes of Shares"
    and "Purchases."

(2) Absent fee waivers and reimbursements, administrative services fees, 12b-1 fees and total fund operating expenses would be .30%, .20% and 1.22% for Landmark Balanced Fund -- Class A and .30%, .95% and 1.97% for Landmark Balanced Fund --
    Class B. Absent fee waivers and reimbursements, administrative service fees, 12b-1 fees, and total fund operating expenses would be .30%, .20% and 1.35% for Landmark Equity Fund -- Class A and .30%, .95% and 2.10% for Landmark Equity
    Fund -- Class B. Absent fee waivers and reimbursements, investment management fees, administrative service fees, rule
    12b-1 fees, other operating expenses and total fund operating expenses would be .75%, .30%, .20%, 1.00% and 2.50% for
    Landmark Small Cap Equity Fund -- Class A; .75%, .30%, .95%, 1.00% and 3.25% for Landmark Small Cap Equity Fund -- Class
    B. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their present levels. Under each Fund's administrative services plan, the aggregate of the fee paid to the Administrator, the fees paid to the Shareholder Servicing Agents and the fee paid to the Distributor under the rule 12b-1 distribution plan
    (not including the .05% portion of the fee for Class A shares that may be charged in anticipation of or reimbursements for print or electronic media advertising, see "Distribution Arrangements" below) may not exceed .65% of each Fund's average daily net assets on an annualized basis for the then-current fiscal year. Individual components of the aggregate may vary from time to time.

(3) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities
    Dealers, Inc. The figures for Class B shares include service fees, which are payable at the annual rate of 0.05% of the average daily net assets represented by Class B shares.

(4) LFBDS has agreed to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund, subject to certain exceptions. LFBDS receives a fee from each of these Funds. See "General Information -- Expenses."

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming, except as otherwise noted, redemption at the end of each period indicated below:

                                                                    ONE YEAR        THREE YEARS       FIVE YEARS     TEN YEARS
------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
  Class A shares(1) .............................................     $57               $78               $101         $166
  Class B shares:
    Assuming complete redemption at end of period(2)(3) .........     $68               $86               $116         $188
    Assuming no redemption(3) ...................................     $18               $56               $ 96         $188

EQUITY FUND
  Class A shares(1) .............................................     $58               $79               $103         $170
  Class B shares:
    Assuming complete redemption at end of period(2)(3) .........     $68               $87               $117         $192
    Assuming no redemption(3) ...................................     $18               $57               $ 97         $192

SMALL CAP EQUITY FUND
  Class A shares(1) .............................................     $61               $88               $118         $202
  Class B shares:
    Assuming complete redemption at end of period(2) ............     $71               $96               $133         $220
    Assuming no redemption ......................................     $21               $66               $113         $220

(1) Assumes deduction at the time of purchase of the maximum 4.75% sales load.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares approximately eight years after purchase.

The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. If waivers were not in place, the amounts in the example would be $59, $84, $111 and $188 for Balanced Fund -- Class A; $70, $92, $126 and $206 for Balanced Fund -- Class B (assuming complete redemption at the end of each period); $61, $88, $118 and $202 for Equity Fund -- Class A; $71, $96, $133 and $220 for Equity Fund -- Class B (assuming complete redemption at the end of each period); $72, $122, $174 and $318 for Small Cap Equity Fund -- Class A and $83, $130, $190 and $334 for Small Cap Equity Fund -- Class B (assuming complete redemption at the end of each period). Expenses for Class A shares are based on each Fund's fiscal year ended December 31, 1995. Expenses for Class B shares are estimated, because Class B shares were not offered during the fiscal year ended December 31, 1995. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------

The following tables provide condensed financial information about the Funds for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Funds' Annual Reports to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the tables below, have been audited by Price Waterhouse LLP, independent accountants. The report of Price Waterhouse LLP is included in each of the Fund's Annual Reports. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

Financial Highlights -- To be filed by amendment.

-------------------------------------------------------------------------------
                             INVESTMENT INFORMATION
-------------------------------------------------------------------------------


    INVESTMENT OBJECTIVES: The investment objectives of the BALANCED FUND are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

    The investment objective of the EQUITY FUND and the SMALL CAP EQUITY FUND is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objectives of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objectives.

INVESTMENT POLICIES: The BALANCED FUND seeks its objectives by investing, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including common and preferred stocks, bonds and short-term obligations. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities. The Adviser determines the mix of investments among equity and fixed income securities based on its analysis of current economic and market conditions and underlying securities values.

    The Adviser selects equity securities that, in the Adviser's judgment, offer the prospect for above-average growth. Equity securities include common stocks, preferred stocks and warrants for the purchase of stock. In selecting common stocks the Adviser emphasizes securities issued by established companies with medium to large market capitalizations, i.e., $750 million or more, and seasoned management teams ("Established Companies"). The Fund's fixed income investments include corporate bonds and notes, preferred securities and government obligations. All of the Fund's long-term non-convertible debt investments are investment grade securities (rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P")) or unrated securities which the Adviser believes to be of comparable quality. Less than 5% of the Portfolio's investments consist of securities rated Baa by Moody's or BBB by S&P. Securities with these ratings may have speculative characteristics.

    The EQUITY FUND seeks its objective by investing in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities.

    In selecting equity securities the Adviser emphasizes securities issued by Established Companies which the Adviser believes possess above-average prospects for growth. The Adviser may also select other securities which it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds, preferred stocks and warrants. All of the Fund's long-term non-convertible debt investments are investment grade securities or unrated securities which the Adviser believes to be of comparable quality. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

    The SMALL CAP EQUITY FUND seeks its objective by investing in a diversified portfolio consisting primarily of equity securities of U.S. companies that have small market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these companies. Small market capitalization companies are those with market capitalizations of $750 million or less at the time of the Fund's investment. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

    The Adviser may also select other securities for the Fund that it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds. Most of the Fund's long-term non-convertible debt investments are investment grade securities, and less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

CERTAIN ADDITIONAL INVESTMENT POLICIES: NON-U.S. SECURITIES. While the Funds emphasize U.S. securities, each Fund may invest a portion of its assets in non-U.S. equity and debt securities, including depository receipts. None of the Funds intends to invest more than 25% of its assets in non-U.S. securities, including sponsored American Depositary Receipts, which represent the right to receive securities of non-U.S. issuers deposited in a U.S. or correspondent bank. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities.

    TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

    OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 25. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Certain of these specific restrictions may not be changed without shareholder approval. Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.


    PORTFOLIO TURNOVER. Securities of each Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for Balanced Portfolio were 210% and ____ %, respectively. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for Equity Portfolio were 67% and ____ %, respectively. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the turnover rates for the Small Cap Equity Portfolio were 41% and %, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.


    BROKERAGE TRANSACTIONS. The primary consideration in placing each Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

-------------------------------------------------------------------------------
                               RISK CONSIDERATIONS
-------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

    CREDIT RISK OF DEBT SECURITIES. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent unrated securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

    SMALL CAP COMPANIES. Investors in the Funds, particularly the Small Cap Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of an equity fund investing primarily in securities of larger, more established companies.

    NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds.

    Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

    Each Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 25.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: Unlike other mutual funds which directly acquire and manage their own portfolio securities, each of the Funds seeks its investment objectives by investing all of its investable assets in its corresponding Portfolio, a registered investment company. Each of the Portfolios has the same investment objectives and policies as its corresponding Fund. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds, collective investment vehicles, or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in that Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolios is available from the Funds' distributor.

    The investment objective of each of the Funds may be changed by its Trustees without the approval of the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. The investment objective of each of the Portfolios may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and, if a Fund is then invested in the Portfolio, notice to Fund shareholders) at least 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either a Fund or its Portfolio will be achieved. See "Investment Objective, Policies and Restrictions
- Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of each Fund and its Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund or Portfolio. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

    Changes in a Portfolio's investment objectives, policies or restrictions or a failure by a Fund's shareholders to approve a change in the Portfolio's investment objectives or restrictions may preclude the Fund from investing its investable assets in the Portfolio or require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in an "in kind" distribution of securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. The in kind distribution may result in the Fund having a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing. The absence of substantial experience with this investment structure could have an adverse effect on an investment in the Funds.


    Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in increased portfolio risk; however, these possibilities exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. If a Fund is requested to vote on matters pertaining to its Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes proportionately as instructed by its shareholders who vote at the meeting. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.


    Each of the Funds may withdraw its investment from its Portfolio at any time, if the Fund's Board of Trustees determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above. In the event the Fund's Trustees were unable to find a substitute investment company in which to invest the Fund's assets or were unable to secure directly the services of an investment adviser, the Trustees would determine the best course of action.

    For a description of the management of the Portfolios, see "Management" -- page 19. For descriptions of the expenses of the Portfolios, see "Management" and "General Information -- Expenses" -- page 24. For a description of the investment objectives, policies and restrictions of the Portfolios, see "Investment Information" -- page 9.

-------------------------------------------------------------------------------
                               VALUATION OF SHARES
-------------------------------------------------------------------------------


    Net asset value per share of each class of shares of each Fund is determined each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of a Fund (including the Fund's interest in its Portfolio), then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of a Fund's shares may differ because Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.


    Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of each Fund's investments, trading may take place in securities held by the Funds on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Funds.

-------------------------------------------------------------------------------
                                CLASSES OF SHARES
-------------------------------------------------------------------------------

    DIFFERENCES AMONG THE CLASSES: Class A and B shares of a Fund represent interests in the same mutual fund. The primary distinctions between the classes of each Fund's shares are their initial and contingent deferred sales charge structures and their ongoing expenses, including service fees and asset-based sales charges in the form of distribution fees. These differences are summarized in the following table. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              ANNUAL 12B-1 FEES
                                                             (AS A PERCENTAGE OF
                          SALES CHARGE                     AVERAGE DAILY NET ASSETS)                  OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A       Maximum initial sales charge of            Distribution fee of 0.05%               Initial sales charge waived or
              4.75% of the public offering price                                                 reduced for certain purch ases; a
                                                                                                 contingent deferred sales charge
                                                                                                 may apply in certain instanceswhere
                                                                                                 the initial sales charge is waived

CLASS B       Maximum contingent deferred sales          Distribution fee of 0.75%.              Shares convert to Class A shares
              charge of 5.00% of the lesser of           Service fee of 0.05%.                   approximately eight years after
              redemption proceeds or original                                                    issuance
              purchase price; declines to zero
              after six years
------------------------------------------------------------------------------------------------------------------------------

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES: In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

    SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price (except that for purchases of $1 million or more, no initial sales charge is imposed and a contingent deferred sales charge may be imposed instead). Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in a Fund. Class B shares are sold with no initial sales charge, so the entire amount of a Class B shareholder's purchase price is immediately invested in a Fund. A contingent deferred sales charge (up to 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price) applies to redemptions made within six years of purchase.

    WAIVERS AND REDUCTIONS OF SALES CHARGES. Class A share purchases of at least $25,000 and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

    The entire initial sales charge on Class A shares is waived for certain eligible purchasers. However, a 1.00% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed. Because Class A shares bear lower ongoing annual expenses than Class B shares, in most cases investors eligible for reduced initial sales charges should purchase Class A shares.

    The contingent deferred sales charge may be waived upon redemption of certain Class B shares. See "Purchases."

    ONGOING ANNUAL EXPENSES. Class A shares pay an annual 12b-1 distribution fee of 0.05% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. In addition, Class B shares are subject to a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Annual 12b-1 distribution fees are a form of asset-based sales charge.

CONVERSION OF CLASS B SHARES: A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first Business Day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the Landmark Funds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Valuation of Shares." The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such a ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER INFORMATION: See "Purchases," "Redemptions" and "Management -- Distribution Arrangements" for a more complete description of the initial and contingent deferred sales charges and distribution fees for each class of shares of each Fund. By purchasing shares an investor agrees to the imposition of initial and deferred sales charges as described in this Prospectus.

-------------------------------------------------------------------------------
                                    PURCHASES
-------------------------------------------------------------------------------

    Each Fund offers two classes of shares, Class A and B shares, with different expense levels and sales charges. See "Classes of Shares" for more information. WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS AUTOMATICALLY WILL BE INVESTED IN CLASS A SHARES.

    Shares of the Funds are offered continuously and may be purchased on any Business Day at the public offering price either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a Fund). A securities broker may receive both commissions and shareholder servicing fees. An investor's Shareholder Servicing Agent may not make available both classes of shares. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge for Class A shares. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor. Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor until they have received the purchase price in federal or other immediately available funds. If Fund shares are purchased by check, there will be a delay (usually not longer than two business days) in transmitting the purchase order until the check is converted into federal funds.

PURCHASING CLASS A SHARES: INITIAL SALES CHARGE -- CLASS A SHARES. Each Fund's public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

-------------------------------------------------------------------------------
                                       SALES CHARGE AS
                                      PERCENTAGE OF THE           BROKER
                                   -----------------------      COMMISSION
                                    PUBLIC           NET       AS PERCENTAGE
  AMOUNT OF PURCHASE AT THE        OFFERING        AMOUNT      OF THE PUBLIC
  PUBLIC OFFERING PRICE              PRICE        INVESTED    OFFERING PRICE
------------------------------------------------------------------------------
  Less than $25,000 ..............   4.75%          4.99%          4.23%
  $25,000 to less than $50,000 ...   4.50%          4.71%          4.01%
  $50,000 to less than $100,000 ..   4.00%          4.17%          3.56%
  $100,000 to less than $250,000 .   3.50%          3.63%          3.12%
  $250,000 to less than $500,000 .   2.50%          2.56%          2.23%
  $500,000 to less than $1,000,000   2.00%          2.04%          1.78%
  $1,000,000 or more .............   none*          none*          none
  ------------
  *A contingent deferred sales charge may apply in certain instances.
-------------------------------------------------------------------------------

    SALES CHARGE ELIMINATION -- CLASS A SHARES. Class A shares of the Funds are available without a sales charge through exchanges for Class A shares of most other Landmark Funds. See "Exchanges." Also, the sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions. Class A shares may be purchased without a sales charge by:

 (i) tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code (the "Code"),
(ii) trust accounts for which Citibank or any subsidiary or affiliate of Citibank (a "Citibank Affiliate") acts as trustee and exercises discretionary investment management authority,
(iii) accounts purchasing shares through the Private Client Division of Citicorp Investment Services or through other programs accessed through the Private Client Division of Citicorp Investment Services, or the private banking division of either Citibank, N.A., Citibank FSB or Citicorp Trust, N.A.,
(iv) accounts for which Citibank or any Citibank Affiliate performs investment advisory services,
(v) accounts for which Citibank or any Citibank Affiliate charges fees for acting as custodian,
(vi) trustees of any investment company for which Citibank or any Citibank Affiliate serves as the investment adviser or as a shareholder servicing agent,
(vii) any affiliated person of a Fund, the Adviser, the Distributor, the Administrator or any Shareholder Servicing Agent,
(viii) shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other Landmark Fund the terms of which entitle those shareholders to purchase shares of a Fund or any other Landmark Fund at net asset value without a sales charge,
(ix) employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to such minimum requirements as may be established by the Distributor with respect to the number of employees or amount of purchase; currently, these criteria require that (a) the employer establishing the qualified plan have at least 50 eligible employees or
       (b) the amount invested by such qualified plan in a Fund or in any combination of Landmark Funds totals a minimum of $500,000,
(x) investors purchasing $1 million or more of Class A shares. However, a contingent deferred sales charge will be imposed on such investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. All investments made during a calendar month will age one month on the last day of the month and each subsequent month. Any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another Landmark Fund and deducted from the redemption proceeds when such exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable). The holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held. The contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived. See "Sales Charge Waivers -- Class B Shares." Any applicable contingent deferred sales charges will be paid to the Distributor,
(xi) subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Landmark
       Fund) if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); and (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund, or
(xii) an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with the Distributor from another investment firm within six months prior to the date of purchase by such investor, if (a) the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds,
       (b) the redemption is made within 60 days prior to the investment in a Fund, and (c) the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of such redemption.

    REDUCED SALES CHARGE PLANS -- CLASS A SHARES. An individual who is a member of a qualified group may purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the purchase. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

    Reduced initial sales charges on Class A shares also may be achieved through a RIGHT OF ACCUMULATION or a LETTER OF INTENT. Under a RIGHT OF ACCUMULATION eligible investors are permitted to purchase Class A shares of a Fund at the public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the then-current net asset value or cost (whichever is higher) of the purchaser's combined holdings in the Landmark Funds. The Right of Accumulation may be amended or terminated at any time.

    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to the appointment of an attorney for redemptions of shares if the intended purchases are not completed, by completing a LETTER OF INTENT. Investors should consult "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information and their Shareholder Servicing Agents for more information about Rights of Accumulation and Letters of Intent.

PURCHASING CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Each Fund's public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.

    Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (i) capital appreciation of Fund assets, (ii) reinvestment of dividends or capital gains distributions or (iii) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of net asset value of such shares at the time of redemption or their original purchase price by the applicable percentage shown in the following table.

-------------------------------------------------------------------------------
                                                    CONTINGENT
                                                     DEFERRED
            REDEMPTION DURING                      SALES CHARGE
            ------------------------------------------------------
            lst Year Since Purchase ............      5.00%
            2nd Year Since Purchase ............      4.00%
            3rd Year Since Purchase ............      3.00%
            4th Year Since Purchase ............      3.00%
            5th Year Since Purchase ............      2.00%
            6th Year Since Purchase ............      1.00%
            7th Year (or Later) Since Purchase .       None
-------------------------------------------------------------------------------

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares of a Fund acquired through an exchange with another Landmark Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Landmark Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Any contingent deferred sales charges will be paid to the Distributor.

    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. This waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death. The contingent deferred sales charge also will be waived in connection with:

(i) a lump sum or other distribution in the case of an Individual Retirement Account ("IRA"), a self-employed individual retirement plan (so-called "Keogh Plan") or a custodian account under Section 403(b) of the Code, in each case following attainment of age 59 1/2,
(ii) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan, and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA.

    Contingent deferred sales charge waivers will be granted subject to confirmation by a shareholder's Shareholder Servicing Agent of the shareholder's status or holdings, as the case may be.

    Securities dealers and other financial institutions may receive different compensation with respect to sales of Class A and Class B shares. The Distributor may from time to time make payments for distribution and/or shareholder servicing activities and provide additional promotional incentives to brokers who sell shares of a Fund. In some instances, incentives may be offered to certain brokers who have sold or may sell significant numbers of shares of a Fund. The Distributor may make these payments out of its past profits or any other sources available to it.

-------------------------------------------------------------------------------
                                    EXCHANGES
-------------------------------------------------------------------------------

    Shares of each Fund may be exchanged for shares of the same class of other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of the same class of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on shares being disposed of through an exchange.


    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Distributor. See "Valuation of Shares." Shares of the Funds may be exchanged only after payment in federal funds for the shares has been made.

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

    An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent (subject to any applicable contingent deferred sales charge). Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor. If a redeeming shareholder owns shares of more than one class, Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

    A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

    REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 30 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Shareholder Servicing Agents in writing at the time the privilege is exercised.


    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.


-------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

    Substantially all of each Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend as follows:

    For the BALANCED FUND, QUARTERLY on or about the last day of each MARCH, JUNE, SEPTEMBER and DECEMBER.

    For the EQUITY FUND and SMALL CAP EQUITY FUND, SEMIANNUALLY on or about the last day of each JUNE and DECEMBER.

    Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the same class issued at net asset value without a sales charge. Distributions paid by each Fund with respect to Class A shares generally will be higher than those paid with respect to Class B shares because expenses attributable to Class B shares generally will be higher.

-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------

    TRUSTEES AND OFFICERS: Each Fund is supervised by a Board of Trustees. The Portfolios are also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of each of the Funds are different from a majority of the disinterested Trustees of their corresponding Portfolios. More information on the Trustees and officers of the Funds and the Portfolios appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $83 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp.

    Citibank manages the Funds' assets pursuant to separate Investment Advisory Agreements. Subject to policies set by the Trustees, Citibank makes investment decisions. Citibank's address is 153 East 53rd Street, New York, New York 10043.

    BALANCED FUND. Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is responsible for managing approximately $600 million of total assets for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

    EQUITY FUND. Mr. Hobson and Mr. Goldman serve as managers of the Equity Fund. Their investment management experience is described above.


    SMALL CAP EQUITY FUND. Linda J. Intini has managed the Small Cap Equity Fund since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.


    Management's discussion of each Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.

    ADVISORY FEES. For its services under the Investment Advisory Agreements, the Adviser receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year:

      Balanced Fund                                                0.40%
      Equity Fund                                                  0.50%
      Small Cap Equity Fund                                        0.75%

The investment advisory fees of the Small Cap Equity Fund are higher than those paid by most investment companies. The Adviser may voluntarily agree to waive a portion of its investment advisory fees.


     For the fiscal year ended December 31, 1996, the investment advisory fees paid to Citibank were: for the Balanced Fund, $ ________ (0.40% of the Fund's average daily net assets for that fiscal year); for the Equity Fund, $ ________ (0.50% of the Fund's average daily net assets for that fiscal year); and for the Small Cap Equity Fund $ _______ , all of which was voluntarily waived.


    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Funds and the Portfolios have Administrative Services Plans which provide that the Funds and the Portfolios may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Funds, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Funds' Administrative Services Plans, the total of the fees paid to the Funds' Administrator and Shareholder Servicing Agents may not exceed 0.65% of each Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees or service fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plans for the Class A shares of the Balanced and Equity Funds are included in this percentage limitation for those shares. This limitation does not include any amounts payable under the Distribution Plans for the Class A shares of the Small Cap Equity Fund and for the Class B shares of each Fund. Within this overall limitation, individual fees may vary. Under the Portfolios' Administrative Services Plan, fees paid to the Portfolios' Administrator may not exceed 0.05% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: LFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Funds and the Portfolios under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Funds and the Portfolios, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Funds and Portfolios. These Trustees and officers may be directors, officers or employees of LFBDS, SFG or their affiliates.

    For these services, the Administrators receive fees accrued daily and paid monthly of 0.25% of the average daily net assets of each Fund and 0.05% of the assets of each Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it as necessary to maintain the projected rate of total operating expenses. LFBDS has agreed to pay certain ordinary operating expenses of the Balanced Fund and the Equity Fund. See "General Information -- Expenses."

    LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Funds and Portfolios as from time to time are agreed upon by Citibank and LFBDS or SFG. Citibank's compensation as sub-administrator is paid by LFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent and dividend disbursing agent for each Fund. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Investors Bank & Trust Company acts as the custodian of each Fund's and each Portfolio's assets. Securities may be held by a sub-custodian bank approved by the Trustees. Signature Financial Services, Inc. provides fund accounting services and calculates the daily net asset value for the Funds.


DISTRIBUTION ARRANGEMENTS: LFBDS, 6 St. James Avenue, Boston, MA 02116, (617) 423-1769, is the distributor of shares of each Fund and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. LFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the 1940 Act. LFBDS also collects the sales charges imposed on purchases of Class A shares and collects any contingent deferred sales charges imposed on redemptions of Class A and Class B shares. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.


    The Funds maintain separate Distribution Plans pertaining to Class A shares and Class B shares. The Class A Plans provide that the Funds may pay the Distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.15% and 0.25% of the average daily net assets represented by Class A shares. However, none of the Funds has entered into any agreement to pay this service fee to the Distributor. The Class A Plans also permit the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets represented by Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares. The Funds did not pay anything under this provision during 1995, and do not anticipate doing so during the current fiscal year.

    The Class B Plans provide that the Funds will pay the Distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.75% and 0.25% of the average daily net assets represented by Class B shares. The Funds have agreed that they will not pay service fees in an amount in excess of 0.20% of the average daily net assets represented by Class B shares during the 1996 fiscal year. Currently, the service fee for Class B shares is 0.05% per annum of the average daily net assets represented by Class B shares.

    The Distributor uses the distribution fees under the Plans to offset each Fund's marketing costs attributable to the classes, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Distributor also uses the distribution fees under the Class B Plans to offset the commissions it pays to brokers and other institutions for selling the Funds' Class B shares. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plans and the purposes for which the expenditures were made.

    During the period they are in effect, the Plans and related Distribution Agreements pertaining to each class of shares obligate the Funds to pay distribution fees to LFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if LFBDS's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if LFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to LFBDS until either the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, LFBDS's expenses in excess of distribution fees received or accrued through the termination date will be LFBDS's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans for each Fund, the Trustees will review each Plan and LFBDS's expenses for each class separately.

    Each class of shares of each Fund has exclusive voting rights with respect to the Plan for that class.

-------------------------------------------------------------------------------
                                   TAX MATTERS
-------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

    Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Each Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce those Funds' dividends.

    Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

    Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

    Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

-------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share, and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. These total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to the initial or contingent deferred sales charges, and which are thus higher.

    Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Each Fund will include performance data for each class of Fund shares in any advertisements, reports or communications including Fund performance data. Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

-------------------------------------------------------------------------------
                               GENERAL INFORMATION
-------------------------------------------------------------------------------

    ORGANIZATION: The Balanced Fund is a series of Landmark Funds I; each of the Equity Funds is a series of Landmark Funds II. Landmark Funds I and Landmark Funds II are Massachusetts business trusts which were organized on April 13, 1984; they also are open-end management investment companies registered under the 1940 Act.

    Each Fund is a diversified mutual fund. Under the 1940 Act, a diversified series or mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    Each Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that a Fund and other entities investing in a Portfolio are each liable for all obligations of that Portfolio. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

VOTING AND OTHER RIGHTS: Each of Landmark Funds I and Landmark Funds II (in this section called the "Trusts") may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of a Trust have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

    Each Fund's activities are supervised by its Board of Trustees. As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by each class, dividends and proceeds generally will be lower for Class B shares than for Class A shares.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.


EXPENSES: LFBDS has agreed to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses and except for the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements). LFBDS receives a fee from each of the Balanced Fund and the Equity Fund, in addition to the administrative services and distribution fees, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund would not on a per annum basis exceed an agreed upon rate, currently 1.02% of the Balanced Fund's average daily net assets and 1.05% of the Equity Fund's average daily net assets. For the fiscal year ended December 31, 1996, LFBDS paid expenses in the amount in the left column of the following table with respect to the Balanced and Equity Funds, and the Balanced and Equity Funds paid LFBDS under this agreement the amount in the center column. The expenses paid by LFBDS are expressed as a percentage of average daily net assets in the right column.

  -----------------------------------------------------------------------------
                                                                EXPENSES AS
                                                                 PERCENTAGE
                                 EXPENSES          FUND'S        OF AVERAGE
                                  PAID BY          PAYMENT          DAILY
                                   LFBDS          TO LFBDS       NET ASSETS
  -----------------------------------------------------------------------------
  Balanced Fund .............    $                $                     %
  Equity Fund ...............    $                $                     %
-------------------------------------------------------------------------------


    The agreement of LFBDS to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund, as well as the obligation of these Funds to pay the fee to LFBDS, may be terminated by either LFBDS or the applicable Fund upon not less than 30 days nor more than 60 days written notice.

    In addition to amounts payable under the Investment Advisory Agreements, the Administrative Services Plans and the Distribution Plans, the Small Cap Equity Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

    All fee waivers are voluntary and may be reduced or terminated at any time.

    COUNSEL AND INDEPENDENT AUDITORS: Bingham, Dana & Gould LLP, Boston, Massachusetts is counsel for each Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent auditors for each of the Funds.
                               ----------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Portfolios, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

-------------------------------------------------------------------------------
                                    APPENDIX
                            PERMITTED INVESTMENTS AND
                              INVESTMENT PRACTICES
-------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.

    In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

    RULE 144A SECURITIES. Each Fund may purchase restricted securities that are not registered for sale to the general public if the Adviser determines that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities", because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.


    FUTURES CONTRACTS. The Balanced Fund may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Each of the Funds may purchase stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. None of the Funds currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

    The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate or stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate or stock price movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, each Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

    The use of futures by the Funds and some of their risks are described more fully in the Statement of Additional Information.


    SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return and greater risks. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and
(iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    CURRENCY EXCHANGE CONTRACTS. Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

    LOWER-RATED DEBT SECURITIES. Each Fund may purchase lower-rated securities (those rated Baa or better by Moody's or BBB or better by S&P) which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

    ASSET-BACKED SECURITIES. The Balanced Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

    Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid.

                                   SHAREHOLDER
                                SERVICING AGENTS
--------------------------------------------------------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive, or in NY or CT (800) 285-1701
or for all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIGOLD GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY l0043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10094
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City



[LOGO]    LANDMARK
          FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

--------------------------------
LANDMARK
BALANCED FUND
--------------------------------
LANDMARK
EQUITY FUND
--------------------------------
LANDMARK
SMALL CAP
EQUITY FUND
--------------------------------



PROSPECTUS
May 1, 1997

                                                                    Statement of
LANDMARK BALANCED FUND                                    Additional Information
LANDMARK EQUITY FUND                                                 May 1, 1997
LANDMARK SMALL CAP EQUITY FUND
(Members of the Landmark(SM) Family of Funds)               CLASS A AND B SHARES


    Landmark Balanced Fund is a series of Landmark Funds I ("Trust I"), and Landmark Equity Fund and Landmark Small Cap Equity Fund (the "Equity Funds" and together with Landmark Balanced Fund, the "Funds") are each a series of Landmark Funds II ("Trust II" and together with Trust I, the "Trusts"). The address and telephone number of the Trusts are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679. The Trusts invest all of the investable assets of the Funds in, respectively, the Balanced Portfolio, the Equity Portfolio and the Small Cap Equity Portfolio (the "Portfolios"), which are separate series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS
                                                                           PAGE
                                                                           -----

The Funds ................................................................   2
Investment Objectives, Policies and Restrictions .........................   2
Performance Information ..................................................  12
Determination of Net Asset Value; Valuation of Securities;
  Additional Purchase and Redemption Information .........................  13
Management ...............................................................  15
Portfolio Transactions ...................................................  23
Description of Shares, Voting Rights and Liabilities .....................  24
Certain Additional Tax Matters ...........................................  25
Independent Accountants and Financial Statements .........................  26

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated May 1, 1997, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds' Distributor at 6 St. James Avenue, Boston, MA 02116, (617) 423-1679.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE FUNDS
    Landmark Funds I ("Trust I") and Landmark Funds II ("Trust II" and together with Trust I, the "Trusts") are each an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. This Statement of Additional Information describes shares of Landmark Balanced Fund, which is a diversified series of Trust I, and Landmark Equity Fund and Landmark Small Cap Equity Fund, which are diversified series of Trust II. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated May 1, 1997, of the Trusts by which shares of the Funds are offered.


    The Trusts seek the investment objectives of the Funds by investing all of their investable assets in, respectively, the Balanced Portfolio, the Equity Portfolio and the Small Cap Equity Portfolio (the "Portfolios"). The Portfolios are series of The Premium Portfolios (the "Portfolio Trust") and are open-end, diversified management investment companies. Each Portfolio has the same investment objectives and policies as the Fund that invests in it. Because each of the Funds invests through its corresponding Portfolio, all references in this Statement of Additional Information to each Fund include such Fund's corresponding Portfolio, except as otherwise noted. In addition, references to the Trusts also include the Portfolio Trust, except as otherwise noted.

    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to each of the Portfolios. The Adviser manages the investments of the Portfolios from day to day in accordance with each Portfolio's investment objectives and policies. The selection of investments for the Portfolios and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of each Fund (the "Administrator"), and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of each Portfolio (the "Portfolio Administrator"), supervise the overall administration of each Fund and each Portfolio, respectively. The Boards of Trustees of each Trust and the Portfolio Trust provide broad supervision over the affairs of the Funds and the Portfolios, respectively. Shares of the Funds are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"). Shares of each Fund are sold at net asset value, plus, in the case of Class A Shares, a sales charge that may be reduced on purchases involving substantial amounts and that may be eliminated in certain circumstances. LFBDS receives a distribution fee from each Fund pursuant to a Distribution Plan adopted with respect to each class of shares of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). LFBDS also receives a service fee from the assets of each Fund represented by Class B shares pursuant to the Distribution Plan adopted with respect to Class B shares of the Funds.

             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                            INVESTMENT OBJECTIVES
    The investment objectives of the LANDMARK BALANCED FUND are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

    The investment objective of the LANDMARK EQUITY FUND and the LANDMARK SMALL CAP EQUITY FUND is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objectives of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objectives.

                             INVESTMENT POLICIES
    The Prospectus contains a discussion of the various types of securities in which each Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of each Fund.

    The Balanced Fund's policy is to invest its assets, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including common and preferred stocks, bonds and short-term obligations. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities.

    While it is the policy of each of the Equity Fund and Small Cap Equity Fund to invest its assets in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers, each Fund may also invest in other types of securities such as fixed income securities and convertible and non-convertible bonds.

    The Trusts have also adopted the following policies with respect to each Fund's investments in (i) warrants and (ii) securities of issuers with less than three years' continuous operation. Each Trust's purchases of warrants for each Fund will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired for a Fund will be deemed to be without value for the purpose of this restriction. The Trusts will not invest more than 5% of each Fund's assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

    The Trusts may withdraw the investment of any Fund from its corresponding Portfolio at any time, if the Board of Trustees of that Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with the investment policies described herein with respect to that Fund. The policies described above and those described below are not fundamental and may be changed without shareholder approval.


FUTURES CONTRACTS
    The Balanced Fund may enter into interest rate futures contracts and each of the Funds may enter into stock index futures contracts. These investment strategies will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin". The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Balanced Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Balanced Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Balanced Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Balanced Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Balanced Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Balanced Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limits any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.


    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


    Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates or the market is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Balanced Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Balanced Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on a Fund's hedging strategies.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that Fund's non-hedging futures positions would exceed 5% of that Fund's net assets.

    Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

    The ability of the Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."


REPURCHASE AGREEMENTS
    Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

SECURITIES OF NON-U.S. ISSUERS
    Each of the Funds may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payments, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    The Funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

CURRENCY EXCHANGE TRANSACTIONS
    Because each of the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Funds may also enter into currency hedging transactions in an attempt to protect the value of their assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although each Fund's assets are valued daily in terms of U.S. dollars, the Trusts do not intend to convert a Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not currently intended that the Funds speculate in currency exchange rates or forward contracts.

    The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Funds do not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates a Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    The Funds generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, a Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of a Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    Each of the Funds may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where a Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to each Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Funds may write options on non-U.S. currencies for hedging purposes or otherwise to achieve their investment objectives. For example, where a Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other currency remains constant, and thus will reduce the value of the receipts covering such securities. A Fund may employ any of the above described non-U.S. currency hedging techniques to protect the value of its assets invested in depositary receipts.

    The Funds' dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, a Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Adviser. It should also be realized that these methods of protecting the value of a Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Each Fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund is expected always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

SHORT SALES "AGAINST THE BOX"
    In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each of the Funds, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Funds do not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of each Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

LENDING OF SECURITIES
    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the value of its total assets.

WHEN-ISSUED SECURITIES
    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, a Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when- issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

RULE 144A SECURITIES
    Each of the Funds may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, none of the Funds invests more than 15% of its net assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trusts determine, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

    Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor each Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

                           INVESTMENT RESTRICTIONS
FUNDAMENTAL RESTRICTIONS
    The Trusts, on behalf of the Funds, and the Portfolio Trust, on behalf of the Portfolios, have each adopted the following policies which may not be changed with respect to any Fund or Portfolio without approval by holders of a majority of the outstanding voting securities of that Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    None of the Funds or Portfolios may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed (nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value). It is intended that a Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or
    (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio, except that, with respect to each Fund, the applicable Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that, with respect to each Fund, the applicable Trust may invest all or substantially all of the Fund's assets in a Qualifying Portfolio.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry.

    In addition, neither the Small Cap Equity Fund nor the Small Cap Equity Portfolio may:

        (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in a Qualifying Portfolio and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio).

        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

NON-FUNDAMENTAL RESTRICTIONS
    Each Fund and each Portfolio does not as a matter of operating policy:

        (i) borrow money for any purpose in excess of 10% of the net assets of the Fund or Portfolio (taken at cost) (moreover, the Fund or Portfolio will not purchase any securities for the Fund or Portfolio at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio (taken at market value)),

        (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or Portfolio (taken at market value),

        (iii) sell any security which the Fund or Portfolio does not own unless by virtue of the ownership of other securities there is at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,

        (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in a Qualifying Portfolio,

        (v) purchase securities issued by any registered investment company, except that all of the assets of the Fund may be invested in a Qualifying Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund or Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or Portfolio (taken in each case at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund or Portfolio,

        (vi) knowingly invest in securities which are not readily marketable or which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees of the applicable Trust or of the Portfolio Trust determines that a liquid market exists for such securities) if, as a result thereof, more than 15% of such a Fund's or Portfolio's net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that a Trust may invest all or substantially all of either such Fund's assets in a Qualifying Portfolio,

        (vii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trusts or of the Portfolio Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund or Portfolio, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value,

        (viii) write, purchase or sell any put or call option or any combination thereof or enter into any futures contract, except that this restriction shall not prevent the Fund or Portfolio from entering into transactions involving futures contracts and non-U.S. currencies as described in the Prospectus and this Statement of Additional Information,

        (ix) make short sales of securities or maintain a short position in securities, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or Portfolio (taken at market value) is held as collateral for such sales at any one time (the Funds and Portfolios do not presently intend to make such short sales for investment purposes).

    These policies are not fundamental and may be changed by each Fund or Portfolio without the approval of its shareholders or holders of beneficial interests.

PERCENTAGE AND RATING RESTRICTIONS
    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for a Fund will not be considered a violation of policy.

                         3.  PERFORMANCE INFORMATION
    A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value per share would be reduced if the maximum sales charge were taken into account.

    Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Set forth below is total rate of return information for the Class A shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested, and that at the beginning of such periods the maximum sales charge of 4.75% had been applicable to purchases of shares of the Fund. No Class B shares were outstanding during such periods.


                                BALANCED FUND
                               (CLASS A SHARES)

                                                                                              REDEEMABLE VALUE
                                                                                              OF A HYPOTHETICAL
                                                                               ANNUALIZED     $1,000 INVESTMENT
                                                                               TOTAL RATE       AT THE END OF
PERIOD                                                                         OF RETURN         THE PERIOD
------                                                                         ----------       -------------
October 19, 1990 (commencement of operations) to December 31, 1996 ........           %            $
Five Years Ended December 31, 1996 ........................................           %            $
One Year Ended December 31, 1996 ..........................................           %            $

                                 EQUITY FUND
                               (CLASS A SHARES)
                                                                                              REDEEMABLE VALUE
                                                                                              OF A HYPOTHETICAL
                                                                               ANNUALIZED     $1,000 INVESTMENT
                                                                               TOTAL RATE       AT THE END OF
PERIOD                                                                         OF RETURN         THE PERIOD
------                                                                         ----------       -------------
October 19, 1990 (commencement of operations) to December 31, 1996 ........           %            $
Five Years Ended December 31, 1996 ........................................           %            $
One Year Ended December 31, 1996 ..........................................           %            $

                            SMALL CAP EQUITY FUND
                               (CLASS A SHARES)
                                                                                              REDEEMABLE VALUE
                                                                                              OF A HYPOTHETICAL
                                                                               ANNUALIZED     $1,000 INVESTMENT
                                                                               TOTAL RATE       AT THE END OF
PERIOD                                                                         OF RETURN         THE PERIOD
------                                                                         ----------       -------------
June 21, 1995 (commencement of operations) to December 31, 1996............           %            $
One Year Ended December 31, 1996 ..........................................           %            $

----------

    The annualized yields of the Class A shares of the Balanced Fund, the Equity Fund and the Small Cap Equity Fund for the 30-day period ended on December 31, 1996 were, respectively, _____ %, _____ % and _____ %.


    Comparative performance information may be used from time to time in advertising shares of each Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time each Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for each Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for each Fund may refer to or discuss current or past economic or financial conditions, developments and events. Each Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non- U.S. investments.


              4.  DETERMINATION OF NET ASSET VALUE; VALUATION OF
          SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
    The net asset value of each share of each class of a Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of a Fund (including its interest in its Portfolio), then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of a Fund's shares can be expected to differ because the Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.


    The value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of its corresponding Fund is determined. The net asset value of each Fund's investment in the Portfolio in which it invests is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a non-U.S. exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of each Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of each Trust.


    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of each Trust.


    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

    Subject to compliance with applicable regulations, the Trusts and the Portfolio Trust have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.


    Each Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


LETTER OF INTENT
    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent on the terms described below. Subject to acceptance by the Distributor and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his or her Shareholder Servicing Agent must inform the Distributor that the Letter of Intent is in the effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, an increased sales charge will apply as described below. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter is applied only to new purchases. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent must be accompanied by a written statement from the Shareholder Servicing Agent stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent are deducted from the total purchases made under such Letter of Intent.

    If the investment specified in the Letter of Intent is not completed (either prior to or by the end of the 13-month period), the Shareholder Servicing Agent will redeem, within 20 days of the expiration of the Letter of Intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the Letter of Intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the Letter of Intent, the shareholder irrevocably appoints the Shareholder Servicing Agent his or her attorney to surrender for redemption any or all shares purchased under the Letter of Intent with full power of substitution in the premises.

RIGHT OF ACCUMULATION
    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the Landmark Funds, reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a Balanced Fund shareholder owns shares valued at $25,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4.00% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

                                5.  MANAGEMENT
    The Trustees and officers of the Trusts and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trusts or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


TRUSTEES OF THE TRUSTS
H.B. ALVORD; 74 -- Treasurer-Tax Collector, County of Los Angeles (retired, March 1984); Chairman, certain registered investment companies in the 59 Wall Street funds group. His address is 1450 Oleada Road, Pebble Beach, California.

PHILIP W. COOLIDGE*; 45 -- President of the Trusts and the Portfolio Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December
1988).

RILEY C. GILLEY; 70 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Consultant to PanAgora Asset Management (since 1994). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 45 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 62 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978-1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 76 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST
ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE*; 45 -- President of the Trusts and the Portfolio Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December
1988).

MARK T. FINN; 53 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

WALTER E. ROBB, III; 70 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (corporate financial advisers) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

OFFICERS OF THE TRUSTS AND THE PORTFOLIO TRUST
SAMANTHA M. BURGESS*; 27 -- Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August 1995).

PHILIP W. COOLIDGE*; 45 -- President of the Trusts and the Portfolio Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December
1988).

CHRISTINE A. DRAPEAU*; 26 -- Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. Group, Inc. (since January 1996); Paralegal and Compliance
Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER*; 48 -- Treasurer of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 31 -- Secretary of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October
1992); law student, Boston University School of Law (September 1989 to May
1992).

JOAN R. GULINELLO*; 41 -- Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; 49 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 33 -- Assistant Treasurer and Assistant Secretary of the Portfolio Trust (since August 1994); Manager, Signature Financial Group (Cayman) Ltd. (since August 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, BWI.

MOLLY S. MUGLER*; 45 -- Assistant Secretary of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

KARYN A. NOKE*; 26 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since September 1996); Assistant Vice President, Signature Financial Group, Inc. (May 1993 to August 1996); Student, University of Massachusetts (prior to May 1993).

SHARON M. WHITSON*; 48 -- Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER*; 37 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trusts and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The following table shows Trustee compensation for the periods indicated.

                          TRUSTEE COMPENSATION TABLE

                                                                                                AGGREGATE
                                                      AGGREGATE            AGGREGATE          COMPENSATION            TOTAL
                                                    COMPENSATION         COMPENSATION           FROM THE           COMPENSATION
                                                      FROM THE             FROM THE             SMALL CAP         FROM TRUST AND
TRUSTEE                                           BALANCED FUND(1)      EQUITY FUND(1)       EQUITY FUND(1)         COMPLEX(2)
-------                                           ----------------      --------------       --------------       --------------
H.B. Alvord ....................................      $                    $                     $                  $
Philip W. Coolidge .............................      $       0            $       0             $     0            $        0
Riley C. Gilley ................................      $                    $                     $                  $
Diana R. Harrington ............................      $                    $                     $                  $
Susan B. Kerley ................................      $                    $                     $                  $
C. Oscar Morong, Jr. ...........................      $                    $                     $                  $
Donald B. Otis(3) ..............................      $                    $                     $                  $
E. Kirby Warren ................................      $                    $                     $                  $
William S. Woods, Jr. ..........................      $                    $                     $                  $
----------
(1) For the fiscal year ended December 31, 1996.
(2) Information relates to the fiscal year ended December 31, 1996. Messrs. Alvord, Coolidge, Gilley, Morong, Warren
    and Woods, and Mses. Harrington and Kerley are Trustees of 25, 39, 27, 25, 27, 27, 25 and 25 funds and portfolios, respectively, in the Landmark Family of Funds.
(3) Mr. Otis retired as a Trustee on August 31, 1996.

    As of February 27, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Shareholder Servicing Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of each of the Trusts and the Portfolio Trust provides that each of the Trusts and the Portfolio Trust, respectively, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts or the Portfolio Trust, as the case may be, unless, as to liability to the Trusts, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trusts or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trusts or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER
    Citibank manages the assets of each Portfolio pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees of the Portfolio Trust may determine, the Adviser manages the securities of each Portfolio and makes investment decisions for each Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. Each of the Advisory Agreements will continue as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements. For the four months ended April 30, 1994, the fee paid to Citibank under a prior investment advisory agreement between the Balanced Fund and Citibank was $340,160. For the period from May 1, 1994 to December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, the fees paid to Citibank under the Advisory Agreement with respect to the Balanced Portfolio were $640,795, $956,408 and $ _______ , respectively.

    For the four months ended April 30, 1994, the fee paid or payable to Citibank under a prior investment advisory agreement between the Equity Fund and Citibank was $326,242 (of which $62,569 was voluntarily waived). For the period from May 1, 1994 to December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, the fees paid to Citibank under the Advisory Agreement with respect to the Equity Portfolio were $639,933, $1,049,008 and $ ________, respectively.

    For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees paid or payable to Citibank under the Advisory Agreement with respect to the Small Cap Equity Portfolio were $10,222 (all of which was voluntarily waived) and $ ___________ (of which $ ________ was voluntarily waived).


ADMINISTRATOR
    Pursuant to administrative services agreements (the "Administrative Services Agreements"), LFBDS and SFG provide the Trusts and the Portfolio Trust, respectively, with general office facilities and LFBDS and SFG supervise the overall administration of the Trusts or the Portfolio Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, each Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trusts or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trusts or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trusts or the Portfolio Trust to serve as Trustees and officers of the Trusts and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trusts and the Portfolio Trust, may be directors, officers or employees of LFBDS, SFG or their affiliates.


    The Prospectus contains a description of the fees payable to the Administrator and the Portfolio Administrator under the Administrative Services Agreements. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees payable by the Balanced Fund to LFBDS under the Administrative Services Agreement and a prior administrative services agreement with respect to the Balanced Fund were $409,258, $944,624 (of which $354,234 was voluntarily waived) and $ _______ , respectively. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees paid by the Equity Fund to LFBDS under the Administrative Services Agreement and a prior administrative services agreement with respect to the Equity Fund were $320,872 (of which $126,917 was voluntarily waived), $294,337 (of which $196,224 was voluntarily waived) and $ _______ , respectively. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees payable by the Small Cap Equity Portfolio to LFBDS under the Administrative Services Agreement were $2,063 (all of which was voluntarily waived) and $ ______ . For the period from May 1, 1994 through December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, the Portfolio Trust paid the Portfolio Administrator $80,099, $119,551 and $ _______ , respectively, with respect to the Balanced Portfolio and, $63,999, $104,901 and $ _______ , respectively, with respect to the Equity Portfolio under the Portfolio Trust's Administrative Services Agreement. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the Portfolio Trust was obligated to pay the Portfolio Administrator $682 (all of which was voluntarily waived) and $ _______ , respectively, under the Administrative Services Agreement with respect to the Small Cap Equity Portfolio.


    The Administrative Services Agreement with each Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of each Trust, the Trust would change its name and the name of the Fund so as to delete the word "Landmark" or the words "Landmark Funds". The Administrative Services Agreements with the Trusts also provide that LFBDS may render administrative services to others and may permit other investment companies to use the word "Landmark" or the words "Landmark Funds" in their names.

    The Administrative Services Agreement with each Trust continues in effect with respect to each Fund if such continuance is specifically approved at least annually by the Board of Trustees of each Trust or by a vote of a majority of the outstanding voting securities of each Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with each Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of each Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with each Trust also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's Administrative Services Agreement.

    The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.

    LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.

    Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for each Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, LFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining each Trust's and the Portfolio Trust's organization, participation in the preparation of documents required for compliance by each Trust and the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by LFBDS or SFG, not in excess of the amount paid to LFBDS or SFG for its services under the Administrative Services Agreements with the Trusts and the Portfolio Trust. All such compensation is paid by LFBDS or SFG.

DISTRIBUTOR
    LFBDS serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with each Trust with respect to each class of shares of each Fund. Unless otherwise terminated, each Distribution Agreement will continue from year to year upon annual approval by each Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Trust, and by the vote of a majority of the Board of Trustees of each Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to each class of shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plans will benefit each such Fund and its shareholders. Each Distribution Plan with respect to Class A shares provides that each Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.15% of each Fund's average daily net assets represented by the Class A shares. Each Distribution Plan with respect to Class B shares provides that each Fund will pay the Distributor a distribution fee at annual rate not to exceed 0.75% of the average daily net assets represented by the Class B shares. The Distributor receives the distribution fees for its services under the Distribution Agreements in connection with the distribution of each Fund's shares of each class (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of Class A shares of each Fund). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the applicable class of the Fund and other such distribution-related expenses.

    Each Fund is also permitted to pay the Distributor a service fee with respect to the Class A shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets represented by the Class A shares and an additional service fee with respect to the Class B shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets represented by the Class B shares.

    Each Distribution Plan with respect to the Class A Shares also permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares.

    The Distribution Plans continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust's Trustees and a majority of the Trustees who are not "interested persons" of each Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the respective Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to any class of shares of any Fund at any time by a vote of a majority of the respective Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class of shares of the Fund. The Distribution Plan applicable to a class of shares of any Fund may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class of shares of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plans, LFBDS acts as the agent of each Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the Funds have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1994, 1995 and 1996 the fees paid to LFBDS under the Distribution Agreement with respect to the Balanced Fund were $122,246, $118,077 and $__________, respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees paid to LFBDS under the Distribution Agreement with respect to the Equity Fund were $96,083, $98,112 and $ ______ , respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees paid to LFBDS under the Distribution Agreement with respect to the Small Cap Equity Fund were $687 and $ ______, respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN
    Each Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Funds and their shareholders. The Administrative Services Plans provide that each Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under each Trust's Administrative Services Plan, the total of the fees paid from a Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees or service fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plans for the Class A shares of the Balanced and Equity Funds are included in this percentage limitation for those shares. This limitation with respect to the Class A shares of the Small Cap Equity Fund and for the Class B shares of each Fund, does not include any amounts payable under the Distribution Plans for such shares. Each Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the respective Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). Each Administrative Services Plan requires that the respective Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. Each Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the respective Trust or as to each Fund by a vote of a majority of the outstanding voting securities of the Fund. Each Administrative Services Plan may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


    Each Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street (or its affiliate State Street Canada, Inc.) acts as transfer agent for each Fund. Each Trust has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") and a Fund Accounting Agreement with Signature Financial Services, Inc. ("SFSI") pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal years ended December 31, 1994, 1995 and 1996, the aggregate fees payable to Shareholder Servicing Agents with respect to the Balanced Fund were $977,967 (of which $366,738 was voluntarily waived), $944,624 (of which $354,234 was voluntarily waived) and $ _______ , respectively. For the fiscal years ended December 31, 1994, 1995 and 1996, the aggregate fees payable to Shareholder Servicing Agents with respect to the Equity Fund were $768,306 (of which $287,894 was voluntarily waived), $784,529 (of which $293,968 was voluntarily waived) and $ _______ , respectively. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the aggregate fees payable to Shareholder Servicing Agents with respect to the Small Cap Equity Fund were $5,497 (all of which was voluntarily waived) and $ _______ , respectively.


    The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent and a custodian and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from a Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.

    The Portfolio Trust, on behalf of the Portfolios, has entered into Custodian Agreements with IBT pursuant to which IBT acts as custodian for each Portfolio. The Portfolio Trust, on behalf of the Portfolios, has entered into Fund Accounting Agreements with SFSI pursuant to which SFSI provides fund accounting services for each Portfolio. Pursuant to separate Transfer Agency and Service Agreements with the Portfolio Trust, on behalf of the Portfolios, SFSI provides transfer agency services to each Portfolio. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information.

    The principal business address of IBT is One Lincoln Plaza, Boston, Massachusetts 02111. The principal business address of SFSI is 6 St. James Avenue, Boston, Massachusetts 02116.

AUDITORS
    Price Waterhouse LLP are the independent accountants for the Trusts, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse are the chartered accountants for the Portfolio Trust. The address of Price Waterhouse is Suite 3000, 1 First Canadian Place, Toronto, Ontario M5X 1H7, Canada.

COUNSEL
    Bingham, Dana & Gould LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Funds.

                          6.  PORTFOLIO TRANSACTIONS
    Each Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Funds, subject to any applicable laws, rules and regulations.

    The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for each Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the period January 1, 1994 to April 30, 1994, the Balanced Fund paid brokerage commissions of $8,940; for the period May 1, 1994 to December 31, 1994, the Balanced Portfolio paid brokerage commissions of $280,300 and for the fiscal years ended December 31, 1995 and 1996, the Balanced Portfolio paid brokerage commissions of $248,710 and $ _______ , respectively. For the period January 1, 1994 to April 30, 1994, the Equity Fund paid brokerage commissions of $9,780; for the period May 1, 1994 to December 31, 1994, the Equity Portfolio paid brokerage commissions of $342,356 and for the fiscal years ended December 31, 1995 and 1996, the Equity Portfolio paid brokerage commissions of $418,145 and $ _______ , respectively. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the Small Cap Equity Portfolio paid brokerage commissions in the amount of $6,544 and $ ______ , respectively.


           7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. Trust I has five series, including the Balanced Fund. Trust II has three series including the Equity and Small Cap Equity Funds. Each Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trusts. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in each Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of each Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. Each Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but each Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to each Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions -- Investment Restrictions".) At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it received for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    Each Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of each Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series) outstanding shares would be sufficient. Each Trust or any series of each Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, each Trust will continue indefinitely.

    Share certificates will not be issued.

    Each Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of each Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    Each Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    By virtue of the combined Prospectus for the Funds, a Fund organized as a series of one of the Trusts might share in liabilities, if any, arising under federal and state securities laws with respect to disclosure in the Prospectus concerning another Fund organized as a series of the other Trust.

    The Portfolios are series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolios (e.g., other investment companies (including the corresponding Funds), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolios. However, the risk of any Fund that invests through a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the applicable Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of any Portfolio would ever exceed its assets.

    Each investor in a Portfolio, including the corresponding Fund, may add to or withdraw from its investment in the applicable Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                      8.  CERTAIN ADDITIONAL TAX MATTERS
    Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds, although non-U.S. source income earned by each Fund may be subject to non-U.S. withholding taxes. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trust believes the Portfolios also will not be required to pay any U.S.
federal income or excise taxes on their income.

    The portion of each Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of that Fund or shares of another Landmark Fund generally sold subject to a sales charge.

    Each Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by each Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    Special tax considerations apply with respect to non-U.S. investments of the Funds. Use of non-U.S. currencies for non-hedging purposes may be limited in order to avoid a tax on the Funds. Investment in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Funds. Investment income received by a Fund from non-U.S. securities may be subject to non-U.S.taxes. The United States has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine the Funds' effective rates of non-U.S. tax in advance since the amount of the Funds' respective assets to be invested within various countries is not known. Shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Funds.

             9.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


    To be filed by amendment.

SHAREHOLDER SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive, or in NY or CT (800) 285-1701

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 736-8170 in New York City

                                     PART C

Item 24.  Financial Statements and Exhibits.


         (a)      Financial Statements Included in Part A:
                  Not applicable.

                  Financial Statements Included in Part B:
                  Not applicable.


         (b)      Exhibits
           **********  1               Amended and Restated Declaration of Trust of Registrant


                    *  2(a)            Amended and Restated By-Laws of Registrant
                *****  2(b)            Amendment to Amended and Restated By-Laws of the Registrant
                *****  4(a)            Form of Certificate representing ownership of Class A shares of the Fund
                *****  4(b)            Form of Certificate representing ownership of Class B shares of the Fund
                    *  5               Investment Advisory Agreement between the Registrant, on behalf of the
                                       Fund, and Citibank, N.A., as adviser
                *****  6(a)            Form of Amended and Restated Distribution Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), as
                                       distributor, with respect to Class A Shares of the Funds
                *****  6(b)            Form of Distribution Agreement between the Registrant and LFBDS, as distributor, with respect to Class B Shares of the Funds
                *****  7               Form of Custodian Agreement between the Registrant, on behalf of the Funds, and Investors Bank & Trust Company, as custodian
                *****  9(a)(i)         Amended and Restated Administrative Services Plan of the Registrant

            *********  9(a)(ii)        Form of Amended and Restated Administrative Services Plan of the Registrant

                  ***  9(b)            Administrative Services Agreement between the Registrant and LFBDS, as administrator
                    *  9(c)            Sub-Administrative Services Agreement between Citibank, N.A. and LFBDS
                 ****  9(d)(i)         Form of Shareholder Servicing Agreement between the Registrant and
                                       Citibank, N.A., as shareholder servicing agent
                 ****  9(d)(ii)        Form of Shareholder Servicing Agreement between the Registrant and a federal savings bank, as shareholder servicing agent
                 ****  9(d)(iii)       Form of Shareholder Agreement between the Registrant and LFBDS, as shareholder servicing agent

            *********  9(d)(iv)        Form of Shareholder Servicing Agreement between the Registrant and a national banking association or subsidiary thereof or state chartered banking association, as shareholder servicing agent

                    *  9(e)            Transfer Agency and Servicing Agreement between the Registrant and State
                                       Street Bank and Trust Company, as transfer agent
                    *  9(f)(i)         Expense Reimbursement Agreement between the Registrant, on behalf of the
                                       Funds, and LFBDS, as administrator
               ******  9(f)(ii)        Form of Amended Expense Reimbursement Agreement between the Registrant, on behalf of the Balanced Fund, and LFBDS, as administrator
                   **  9(g)            Form of Exchange Privilege Agreement between each of the trusts in the
                                       Landmark Family of Funds, including the Registrant, and LFBDS, as distributor

                *****  15(a)           Form of Amended and Restated Distribution Plan of the Registrant for
                                       periods prior to the fiscal year ended December 31, 1994 with respect to
                                       Class A Shares of the Funds

                *****  15(b)           Form of Distribution Plan of the Registrant with respect to Class B Shares of the Funds
                *****  16              Performance Calculations
       *, **, *** and  25(a)           Powers of Attorney for the Registrant
             ********
                 ***,  25(b)           Powers of Attorney for The Premium Portfolios

 *****,*********, and
       filed herewith
---------------------


             *  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   March 2, 1992.

            **  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   April 13, 1993.

           ***  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration
                   Statement on form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   December 30, 1993.

          ****  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration
                   Statement on form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   February 28, 1994.

         *****  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration
                   Statement on form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   October 14, 1994.

        ******  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   March 3, 1995.

       *******  Incorporated herein by reference to Post Effective Amendment No. 15 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   December 15, 1995.

      ********  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   February 5, 1996.


     *********  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   April 29, 1996.

    **********  Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration
                   Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on
                   December 31, 1996.


Item 25.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 26.  Number of Holders of Securities.


         Title of Class                              Number of Record Holders
 Shares of Beneficial Interest                       As of February 21, 1997
      (without par value)


     Landmark Balanced Fund
            Class A                                             7
            Class B                                             0

Item 27.  Indemnification.


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A (the "Amendment"); (b) Section 4 of the Distribution Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc., filed as an Exhibit to Post-Effective Amendment No. 8; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser.


         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): The Premium Portfolios (Balanced Portfolio, Equity Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Equity Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, Asset Allocation Portfolios (Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500), Landmark Multi-State Tax Free Funds (Landmark New York Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark California Tax Free Reserves), Landmark Fixed Income Funds (Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund), Landmark VIP Funds (Landmark VIP U.S. Government Portfolio, Landmark VIP Balanced Portfolio, Landmark VIP Equity Portfolio and Landmark VIP International Equity Portfolio) and Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund). Citibank and its affiliates manage assets in excess of $83 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.


         The Chairman of the Board and a Director of Citibank is John S. Reed. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are
D. Wayne Calloway, Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Colby H. Chandler, Former Chairman and Chief Executive Officer, Eastman Kodak Company; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; H.J. Haynes, Senior Counselor, Bechtel Group, Inc., San Francisco, California; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.

         Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway             Director, Exxon Corporation
                              Director, General Electric Company
                              Director, Pepsico, Inc.

Colby H. Chandler             Director, Digital Equipment Corporation
                              Director, Ford Motor Company
                              Director, J.C. Penney Company, Inc.

Paul J. Collins               Director, Kimberly-Clark Corporation

Kenneth T. Derr               Director, American Telephone and Telegraph, Co.
                              Director, Chevron Corporation
                              Director, Potlatch Corporation

H.J. Haynes                   Director, Bechtel Group, Inc.
                              Director, Boeing Company
                              Director, Fremont Group, Inc.
                              Director, Hewlett-Packard Company
                              Director, Paccar Inc.
                              Director, Saudi Arabian Oil Company

John S. Reed                  Director, Monsanto Company
                              Director, Philip Morris Companies
                                Incorporated
                              Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes             Director, Private Export Funding
                                Corporation

Rozanne L. Ridgway            Director, 3M
                              Director, Bell Atlantic Corporation
                              Director, Boeing Company
                              Director, Emerson Electric Company
                              Member-International Advisory Board,
                                New Perspective Fund, Inc.
                              Director, RJR Nabisco, Inc.
                              Director, Sara Lee Corporation
                              Director, Union Carbide Corporation

H. Onno Ruding                Member, Board of Supervisory Directors,
                                Amsterdam Trustee's Kantoor
                              Board Member, Corning, Incorporated
                                Advisor, Intercena (C&A) (Netherlands)
                              Member, Board of Supervisory Directors,
                              Pechiney Nederland N.V.
                              Member, Board of Advisers, Robeco N.V.
                              Advisory Director, Unilever N.V.
                              Advisory Director, Unilever PLC

Robert B. Shapiro             Director, G.D. Searle & Co.
                              Director, Silicon Graphics
                              Director, Monsanto Company
                              Director, The Nutrasweet Company

Frank A. Shrontz              Director, 3M
                              Director, Baseball of Seattle, Inc.
                              Director, Boeing Company
                              Director, Boise Cascade Corp.

Roger B. Smith                Director, International Paper Company
                              Director, Johnson & Johnson
                              Director, Pepsico, Inc.

Franklin A. Thomas            Director, Aluminum Company of America
                              Director, American Telephone and Telegraph, Co.
                              Director, Cummins Engine Company, Inc.
                              Director, Pepsico, Inc.

Edgar S. Woolard, Jr.         Director, E.I. DuPont De Nemours & Company

Item 29.  Principal Underwriters.

         (a) The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Registrant's Distributor, is also the distributor for CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400, CitiSelectSM Folio 500, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Landmark U.S. Treasury Reserves, Landmark Cash Reserves, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Liquid Reserves, Landmark Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark New York Tax Free Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, Landmark VIP Funds (Landmark VIP U.S. Government Portfolio, Landmark VIP Balanced Portfolio, Landmark VIP Equity Portfolio and Landmark VIP International Equity Portfolio) and Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund). LFBDS is also the placement agent for International Equity Portfolio, Balanced Portfolio, Equity Portfolio, Small Cap Equity Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500.


         (b) The information required by this Item 29 with respect to each director and officer of LFBDS is incorporated by reference to Schedule A of Form BD filed by LFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c)      Not applicable.

Item 30.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

      NAME                                                          ADDRESS

      The Landmark Funds Broker-Dealer Services, Inc.               6 St. James Avenue
      (administrator and distributor)                               Boston, MA 02116

      State Street Bank and Trust Company                           1776 Heritage Drive
      (transfer agent)                                              North Quincy, MA 02171

      Investors Bank & Trust Company                                One Lincoln Plaza
      (custodian)                                                   Boston, MA 02111

      Citibank, N.A.                                                153 East 53rd Street
      (investment adviser)                                          New York, NY 10043

      SHAREHOLDER SERVICING AGENTS

      Citibank, N.A.                                                450 West 33rd Street
                                                                    New York, NY 10001

      Citibank, N.A. -- Citigold                                    Citicorp Mortgage Inc. - Citigold
                                                                    15851 Clayton Road
                                                                    Ballwin, MO 63011

      Citibank, N.A. -- The Citibank                                153 East 53rd Street
      Private Bank                                                  New York, NY 10043

      Citibank, N.A. -- Citibank Global                             153 East 53rd Street
      Asset Management                                              New York, NY 10043

      Citibank, N.A. -- North American                              111 Wall Street
      Investor Services                                             New York, NY 10094

      Citicorp Investment Services                                  One Court Square
                                                                    Long Island City, NY 11120

Item 31.  Management Services.

         Not applicable.

Item 32.  Undertakings.

         (a)  Not applicable.
         (b)  Not applicable.
         (c) The Registrant undertakes to furnish to each person to whom a prospectus of the Landmark Balanced Fund is delivered with a copy of its latest Annual Report to Shareholders, upon request without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27th day of February, 1997.

                                        LANDMARK FUNDS I

                                        By  Philip W. Coolidge
                                            ---------------------------------
                                            Philip W. Coolidge
                                            President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on February 27, 1997.

       Signature                        Title

    Philip W. Coolidge       President, Principal Executive Officer and Trustee
    -----------------------
    Philip W. Coolidge

    John R. Elder            Principal Financial Officer and Principal
    -----------------------  Accounting Officer
    John R. Elder

    H.B. Alvord*             Trustee
    -----------------------
    H.B. Alvord

    Riley C. Gilley*         Trustee
    -----------------------
    Riley C. Gilley

    Diana R. Harrington*     Trustee
    -----------------------
    Diana R. Harrington

    Susan B. Kerley*         Trustee
    -----------------------
    Susan B. Kerley

    C. Oscar Morong, Jr.*    Trustee
    -----------------------
    C. Oscar Morong, Jr.

    E. Kirby Warren*         Trustee
    -----------------------
    Kirby Warren

    William S. Woods, Jr.*   Trustee
    -----------------------
    William S. Woods, Jr.

*By: Philip W. Coolidge
     -----------------------
     Philip W. Coolidge

     Executed by Philip W. Coolidge on behalf of those indicated pursuant to Powers of Attorney.

                                   SIGNATURES

         The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Landmark Funds I to be signed on its behalf by the undersigned, thereunto duly authorized, in George Town, Grand Cayman, Cayman Islands, BWI, on the 27th day of February, 1997.

                                    THE PREMIUM PORTFOLIOS

                                    By:   Susan Jakuboski
                                          --------------------------------
                                          Susan Jakuboski,
                                          Assistant Treasurer of
                                          The Premium Portfolios

         This Post-Effective Amendment to the Registration Statement on Form N-1A of Landmark Funds I has been signed by the following persons in the capacities indicated on February 27, 1997.

      Signature                     Title

   Philip W. Coolidge*      President, Principal Executive Officer and Trustee
-------------------------
   Philip W. Coolidge

   John R. Elder*           Principal Financial Officer and Principal
-------------------------   Accounting Officer
   John R. Elder

   Elliott J. Berv*         Trustee
-------------------------
   Elliott J. Berv

   Mark T. Finn*            Trustee
-------------------------
   Mark T. Finn

   Walter E. Robb, III*     Trustee
-------------------------
   Walter E. Robb, III

*By: Susan Jakuboski
     ------------------------------
     Susan Jakuboski
     Executed by Susan Jakuboski on behalf of those indicated as attorney in  fact.

                                  EXHIBIT INDEX

 Exhibit
 No.:            Description:

  25(b)          Powers of Attorney for The Premium Portfolios